GREEN SCREEN INTERACTIVE SOFTWARE, INC.

NOTE PURCHASE AGREEMENT

Dated as of May 16, 2008

GREEN SCREEN INTERACTIVE SOFTWARE, INC.

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”), dated as of May 16, 2008, is entered into by and between Green Screen Interactive Software, Inc. a Delaware corporation (the “Company”), and Mandalay Media, Inc. (“Purchaser”). In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.    Authorization; Sale of Note.

1.1 Authorization. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of a convertible secured promissory note in the principal amount of $2,000,000, substantially in the form attached hereto as Exhibit A (the “Note

1.2 Sale of Note. Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and issue to the Purchaser, and the Purchaser will purchase the Note in the principal amount of $2,000,000 for a purchase price equal to the principal amount of the Note (the “Purchase Price”).

1.3 Use of Proceeds. The Company will use the proceeds of the sale of the Note to (a) fund capital expenditures and operating expenses (including corporate overhead), but not for any payments related to any future acquisitions for or by the Company until the consummation of the Qualified Financing (as defined in the Note) and (b) to pay the legal fees and disbursements referenced in Section 7.3 hereof.

1.4 Taxes and Filings. The Company shall pay all taxes payable with respect to the issuance of the Note, if any, and the securities issuable upon conversion of the Note (the “Underlying Securities”), provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Note or Underlying Securities in a name other than that of a Purchaser. The Company shall make all appropriate filings required to be made under the laws of Delaware and any other jurisdiction with respect to the transactions contemplated by this Agreement.

2.    Closing; Closing Deliverables.

2.1 Closing.

(a) Closing. Subject to the terms and conditions of this Agreement, the closing (the “Closing”) of the sale and purchase of the Note under this Agreement shall take place at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo PC, The Chrysler Center, 666 Third Avenue, New York, New York 10017 (“Mintz Levin”) (or remotely via the exchange of documents and signatures) on the date of this Agreement or upon such other date and time as may be mutually agreeable to the Company and Purchaser. The date of the Closing is referred to herein as the “Closing Date”.

2.2 Closing Deliverables.

(a) The Company and the Purchaser shall execute and deliver the Collateral Pledge and Security Agreement, in the form attached hereto as Exhibit B (the “Security Agreement”) and the Guaranty of Ryan A. Brant in the form attached hereto as Exhibit C;

(b) The Company shall deliver to the Purchaser if requested certificates, as of the most recent practicable dates (and no more than 30 days before such Closing), (i) as to the good standing of the Company issued by the Secretary of State of its State of organization, and (ii) as to the due qualification of the Company and each of the Subsidiaries as a foreign corporation, limited liability company, partnership or other entity, as applicable, issued by the Secretary of State of each jurisdiction where the nature of the business conducted by, and properties and assets owned by, the Company and each of the Subsidiaries, make such qualification necessary;

(c) The Company shall make available for delivery if requested to the Purchaser a Certificate of the Secretary of the Company attesting as to (i) the Company’s Certificate of Incorporation, as amended or restated, as applicable (including by reason of the Certificate) (the “Charter”), and By-lawsas of the Closing Date; (ii) the signatures and titles of the officers of the Company executing this Agreement or any of the other agreements to be executed and delivered by the Company at the Closing; and (iii) resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the Ancillary Agreements (as defined below) and the transactions contemplated hereby and thereby;

(d) Berkowitz, Trager & Trager LLC, counsel for the Company, shall deliver to the Purchaser an opinion, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(e) There shall be no litigation, claim or proceeding pending or, to the Company’s knowledge, threatened against the Company relating to this Agreement or the transactions contemplated hereby;

(f) The Company shall deliver to Purchaser an executed Note registered in the name of Purchaser;

(g) Purchaser shall pay to the Company the Purchase Price for the Note by way of wire transfer or immediately available funds to an account designated in writing by the Company; and

(h) The Company shall have delivered to the Purchaser such other documents or agreements necessary to consummate the transactions contemplated by this Agreement and the Ancillary Agreements, including, but not limited to, copies of any authorizations, consents and approvals required to be obtained in connection with the consummation of the transactions contemplated by this Agreement and/or the Ancillary Agreements.

3.    Representations of the Company. Except as disclosed by the Company in

Exhibit D hereto (collectively, the “Company’s Disclosure Schedule”), the Company hereby represents and warrants to Purchaser that the statements contained in this Section 3 are complete and accurate as of the date of this Agreement. The Company’s Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 3. For purposes of this Agreement a “Company Material Adverse Effect” shall mean a material adverse effect on the business, assets, prospects or financial condition of the Company taken as a whole. For purposes of this Agreement, the term “knowledge” shall mean, with respect to the Company, the actual knowledge of Ron Chaimowitz, David Fremed and Evan Gsell, and shall, include knowledge of such facts or other matters as a prudent person, in their position with the Company, could be expected to discover or otherwise become aware of in the course of conducting a reasonable investigation concerning the existence of such fact or matter.

3.1 Organization and Standing. The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has full organizational power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement, the Note the Security Agreement and the Guaranty(collectively, but not including this Agreement, the “Ancillary Agreements”) and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements.  The Company is duly qualified to do business as a foreign company and is in good standing in each jurisdiction in which the failure so to qualify would have a Company Material Adverse Effect. The Company has furnished to the Purchaser complete and accurate copies of its Charter and By-laws, as amended to date and presently in effect.

3.2 Subsidiaries. Except as set forth in Section 3.2 of the Company Disclosure Schedule, the Company does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise (all of such entities listed on Section 3.2 of the Company Disclosure Schedule individually a “Subsidiary” and collectively, the “Subsidiaries”). Each Subsidiary is validly existing and in good standing under the laws of the jurisdiction of its formation, has all requisite power to own, lease and operate its properties and to carry on its business as currently conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or conducts any business so as to require such qualification except for those jurisdictions where the failure to be so qualified and in good standing would not in the aggregate have a material adverse effect on the Company and the Subsidiaries taken as a whole. Section 3.2 of the Company Disclosure Schedule contains a true and complete list of the Subsidiaries and sets forth with respect to each such Subsidiary the jurisdiction of formation, the authorized and outstanding ownership interests of such Subsidiary and the owner(s) of record of such outstanding ownership interests. The outstanding ownership interests of each Subsidiary are duly authorized, validly issued, fully paid and nonassessable, and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances, security interests or other like rights.

3.3 Capitalization.

(a) Section 3.3(a) of the Company’s Disclosure Schedule includes a complete and accurate list, as of the Closing Date, of the holders of capital stock of the Company, on a fully-diluted basis, assuming conversion, exercise or exchange of each outstanding option, warrant or other right to purchase capital units of the Company.

(b) Except as set forth on Section 3.3(b) of the Company’s Disclosure Schedule, neither the Company nor any of its Subsidiaries have any outstanding options, warrants, convertible securities or other rights to purchase or acquire membership interests of the Company.

3.4 Issuance of Securities. The issuance, sale and delivery of the Note in accordance with this Agreement has been duly authorized by all necessary corporate action on the part of the Company. The Note when issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, will be duly and validly issued, free and clear of all liens, encumbrances and restrictions on transfer of every kind and nature whatsoever, other than restrictions on transfer imposed on the Purchaser under this Agreement and the Ancillary Agreements or applicable state and federal securities laws.

3.5 Authority for Agreement; No Conflict.

(a) The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary organizational action. This Agreement has been, and the Ancillary Agreements when executed at the Closing will be, duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(b) Except as set forth in Section 3.5(b) of the Company’s Disclosure Schedule, the execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby and the compliance with their respective provisions by the Company will not (i) conflict with or violate any provision of the Charter or Bylaws, (ii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any Material Contract (as defined below), Security Interest (as defined below) or other arrangement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which its assets are subject, (iii) result in the imposition of any Security Interest upon any assets of the Company or any of its Subsidiaries, or (iv) to the Company’s knowledge, violate any order, writ, injunction, decree, statute, law, rule or regulation applicable to the Company or any of its Subsidiaries, its business as currently conducted or as proposed to be conducted or any of its properties or assets (collectively, “Applicable Laws and Orders”). For purposes of this Agreement, “Security Interest” means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law).

3.6 Governmental Consents. Except for such filings as shall have been made prior to and shall be effective on and as of the Closing and the filing with the Securities and Exchange Commission of a Form D under the Securities Act, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with or notice to, any court, arbitrational tribunal, administrative agency, instrumentality, department, agency or commission or other governmental or regulatory authority or agency, whether foreign, federal, state, provincial, county or local (each of the foregoing is hereafter referred to as a “Governmental Entity”) is required on the part of the Company in connection with execution and delivery of this Agreement and the Ancillary Agreements, the offer, issuance, sale and delivery of the Note, or the other transactions contemplated by this Agreement and the Ancillary Agreements. Based, in part, on the representations made by the Purchaser in Section 4 of this Agreement, the offer and sale of the Note to of the Purchaser will be exempt from the registration requirements of Section 5 of the Securities Act.

3.7 Litigation. There are no actions, suits or proceedings, or governmental inquiries or investigations, pending, or, to the Company’s knowledge, threatened, against the Company or any of its Subsidiaries.

3.8 Financial Statements. The Company has furnished to the Purchaser a complete and accurate copy of the internally prepared and unaudited consolidated balance sheet of the Company and each of its Subsidiaries (the “Balance Sheet”) as of December 31, 2007 (the “Balance Sheet Date”) and the related consolidated statements of income for the three months then ended (collectively, the “Financial Statements”). The Financial Statements are in accordance with the books and records of the Company and each of its Subsidiaries and present fairly the financial condition and results of operations of the Company and each of its Subsidiaries at the dates and for the periods indicated.

3.9 Absence of Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries have any liability (whether absolute or contingent), except for (a) liabilities shown on the Balance Sheet, and (b) liabilities which have arisen since the Balance Sheet Date in the ordinary course of business and which are similar in nature and amount to the liabilities which arose during the comparable period of time in the immediately preceding fiscal period.

3.10 Absence of Changes. There has been no material adverse change in the financial condition of the Company or its business prospects since the Balance Sheet Date.

3.11 Taxes. The Company and each of its Subsidiaries have filed or have obtained presently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are complete and accurate in all material respects and all taxes shown thereon to be due have been timely paid. None of such tax returns is now under audit or examination by any foreign, federal, state or local authority and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment or collection of any tax or deficiency of any nature against the Company or any of its Subsidiaries, or with respect to any of the tax returns, or any suits or other actions, proceedings, investigations or claims now pending or, to the Company’s knowledge, threatened against the Company or any of its the Subsidiaries with respect to any tax..

3.12 Property and Assets. Except as set forth in Section 3.12 of the Company’s Disclosure Schedule, the Company and each of its Subsidiaries has good title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any Security Interest, except (a) as reflected on the Balance Sheet, (b) for statutory liens for the payment of current taxes that are not yet due and payable, and (c) as set forth in Section 3.12 of the Company’s Disclosure Schedule.

3.13 Intellectual Property.

(a) The Company and each of its Subsidiaries owns or have the right to use all Intellectual Property (as defined below) used or useful in the operation of the business as now conducted and as currently planned to be conducted by the Company and each of its Subsidiaries. To the knowledge of the Company, the Company’s and each of its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property held by any other person.

(b) For purposes of this Agreement, the following terms shall have the following meanings:

(i) “Intellectual Property” shall mean all: (A) patents, patent applications, patent rights, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, registrations and applications for registrations; (B) trademarks, service marks, trade dress, Internet domain names, logos, designs, trade names, brand and service names, corporate names and registrations and applications for registration thereof; (C) copyrights and registrations and applications for registration thereof; (D) mask works and registrations and applications for registration thereof; (E) computer software, source code, object code, data and documentation; (F) inventions, trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information; (G) other proprietary rights relating to any of the foregoing (including remedies against infringements thereof and rights of protection of interest therein under the laws of all jurisdictions); and (H) copies and tangible embodiments thereof.

(ii) “Company Intellectual Property” shall mean the Intellectual Property owned by or licensed to the Company or any of its Subsidiaries.

3.14 Insurance. The Company and each of its Subsidiaries maintains in full force and effect valid policies of general liability, errors and omissions, workers’ compensation insurance and other insurance with respect to its properties and business of the kinds and in the amounts deemed sufficient by management.

3.15 Employees and Employee Benefit Matters.

(a) Subject to applicable law and the terms and conditions of employment agreements, the employment of each officer and employee of the Company and each of its Subsidiaries is terminable at the will of the Company. The Company is not aware that any employee of the Company or any of its Subsidiaries has plans to terminate his or her employment relationship with the Company or any of its Subsidiaries nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any employee. The Company and each of its Subsidiaries have complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers’ compensation insurance and the payment of social security and other taxes..

(b) Section 3.15(c) of the Company’s Disclosure Schedule sets forth a list of all key employees, officers and directors of the Company and each of its Subsidiaries and sets forth the annual salary and any bonus arrangements of such key employees, officers and directors. As used in the foregoing sentence, the term “key employee” shall include any employee who is entitled to annual compensation of $100,000 or more.

3.16 Books and Records. The stock ledger of the Company is complete and accurate and reflects all issuances, transfers, repurchases and cancellations of the shares of common stock of the Company.

3.17 Primary Business. The Company and each of its Subsidiaries are engaged primarily in the business of developing, publishing and distributing interactive entertainment software and have no present intention of changing their respective businesses.

3.18 U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is now and has ever been a “United States Real Property Holding Corporation” as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

3.19 Real Property. Neither the Company nor any of its Subsidiaries own any real property. There are no options held by the Company or any of its Subsidiaries or contractual obligations on the part of the Company or any of its Subsidiaries to purchase or acquire any interest in real property, or options granted by the Company or any of its Subsidiaries or contractual obligations on the part of the Company or any of its Subsidiaries to sell or dispose of any interest in real property.

3.20 Debt Obligations. Except as set forth in Section 3.20 of the Company’s Disclosure Schedule, (i) neither the Company nor any of its Subsidiaries has any debt obligations (other than debt to trade creditors arising in the ordinary course of the Company’s or any of its Subsidiaries’ businesses not in excess of $5,000 per creditor and $25,000 in the aggregate), and (ii) there are no liens that encumber the assets of the Company or any of its Subsidiaries as of the Closing. Any and all payments relating to prior acquisitions of the Company and its subsidiaries are set forth on Section 3.20 of the Company’s Disclosure Schedule.

4.    Representations of the Purchaser. The Purchaser represents and warrants to the Company as follows:

4.1 Investment. The Purchaser is acquiring the Note, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Ancillary Agreements, the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Purchaser was not solicited pursuant to any general solicitation or general advertising in connection with the offer and sale of the Note, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4.2 Authority. The Purchaser has full power and authority to enter into and to perform this Agreement and the Ancillary Agreements in accordance with their terms. The execution, delivery and performance by Purchaser of this Agreement and the Ancillary Agreements, and the transactions contemplated hereby and thereby by Purchaser have been duly authorized by all necessary corporate, partnership, limited liability or other action. This Agreement has been, and the Ancillary Agreements when executed at the Closing will be, duly executed and delivered by Purchaser and constitute valid and binding obligations of Purchaser enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

4.3 Knowledge and Experience. Purchaser (a) has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company, (b) is able financially to bear the risks thereof, (c) has been furnished with and has had access to such information as Purchaser has considered necessary to make a determination as to the purchase of the Note together with such additional information as Purchaser has deemed necessary to verify the accuracy of the information supplied, (d) has had all questions which have been asked by Purchaser satisfactorily answered by a representative of the Company, and (e) is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended

4.4 Note and Underlying Securities Not Registered; No Public Market. Purchaser understands and acknowledges that the offering of the Note pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and that the Company’s reliance upon such exemptions is predicated, in part, upon Purchaser’s representations set forth in this Section 4. Purchaser acknowledges and understands that the Note and the Underlying Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or an exemption from such registration and such qualification is available. Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for its securities.

5.    Restrictive Legends. The Note and certificate representing underlying securities shall bear a legend substantially in the following form:

[This Note and the securities issuable upon conversion hereof] [“The securities represented by this certificate] have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

The foregoing legend shall be removed from the Note or certificates representing Underlying Securities, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

6.    Miscellaneous.

6.1 Successors and Assigns. This Agreement, and the rights and obligations of Purchaser hereunder, may be assigned by Purchaser to any person or entity to which the Note or Underlying Securities are transferred by Purchaser in compliance with the provisions of this Agreement and the Ancillary Agreements and such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. The Company may not assign its rights under this Agreement.

6.2 Survival. Notwithstanding any investigation made by Purchaser, each of the representations and warranties made herein shall survive for a period of two years from the Closing Date. All covenants made herein shall survive the execution and delivery of this Agreement and the Closing indefinitely unless otherwise specified therein.

6.3 Expenses. The Company shall pay, at the Closing, the reasonable legal fees and disbursements of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Purchaser, in connection with the preparation of this Agreement and the other agreements contemplated hereby and the closing of the transactions contemplated hereby up to a maximum of $15,000 in the aggregate. If any party initiates any legal action arising out of or in connection with this Agreement or any of the Ancillary Agreements, the prevailing party in such legal action shall be entitled to recover from the other party reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

6.4 Brokers. The Company and Purchaser (i) represent and warrant to each other that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

6.5 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

6.6 Specific Performance. In addition to any and all other remedies that may be available at law, in the event of any breach of this Agreement, Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

6.7 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof). All suits, actions or proceedings arising out of, or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in any federal or state court of competent subject matter jurisdiction sitting in New York, New York. Each of the parties hereto by execution and delivery of this Agreement, expressly and irrevocably (i) consents and submits to the personal jurisdiction of any such courts in any such action or proceeding; (ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party as set forth in Section 6.8 hereof; and (iii) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue, forum non conveniens or any similar basis.

6.8 Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) upon delivery when delivered personally, (ii) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company:
Ron Chaimowitz
Chief Executive Officer
Green Screen Interactive Software, LLC
575 Broadway

New York, NY 10012
Ph:  (212) 400-4848
Fax:  (212) 400-4849
ron@greenscreengames.com

With a copy to:
Paul Berg
Berkowitz, Trager & Trager LLC
8 Wright Street
Westport, CT 06880
Ph: (203) 291-8220
Fax: (203) 226-3801
pb@bertralaw.com

If to any Purchaser:

To such Purchaser’s address as set forth on its executed counterpart signature page hereto.

Any party may give any notice, request, consent or other communication under this Agreement using any other customary means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

6.9 Complete Agreement. This Agreement (including its Exhibits) and the Ancillary Agreements constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

6.10 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively) and with the written consent of the Company and the Purchaser. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.11 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise. The word “including” shall mean including, without limitation, and is used in an illustrative sense rather than a limiting sense. Terms used with initial capital letters will have the meanings specified, applicable to singular and plural forms, for all purposes of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

6.12 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

6.13 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

6.14 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or Purchaser shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law, otherwise afforded to the Company or Purchaser, shall be cumulative and not alternative.

6.15 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, their permitted successors and assigns.

6.16 Further Assurances. The parties hereto agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as any other party to this Agreement may reasonably request, for the purpose of carrying out the intent of this Agreement, the Ancillary Agreements and the documents referred to herein and therein.

{Remainder of page left intentionally blank. Counterpart signature page(s) to follow.}

COMPANY COUNTERPART SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement as of the date first written above.

GREEN SCREEN INTERACTIVE SOFTWARE, INC.

By: /s/ Ron Chaimowitz
Name: Ron Chaimowitz
Title: CEO

PURCHASER COUNTERPART SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Note Purchase Agreement as of the date first written above.

FOR ENTITY PURCHASER:

MANDALAY MEDIA, INC.

By: /s/ James Lefkowitz
  Its: President

Address for Notice Purposes: 2121 Avenue of the Stars, Suite 2550 Los Angeles, CA 90067
Telephone: (301) 601-2500     Facsimile: (310) 277-2741

EXHIBIT A

FORM OF NOTE

A-1

EXHIBIT B

COLATERAL PLEDGE AND SECURITY AGREEMENT

B-1

EXHIBIT C

GUARANTY

C-1

EXHIBIT D

COMPANY’S DISCLOSURE SCHEDULE

D-1